NATIONS SEPARATE ACCOUNT TRUST

Supplement dated December 1, 2002
to Prospectuses dated May 1, 2002

                Effective January 1, 2003, the prospectuses for all Portfolios of Nations Separate Account Trust are hereby supplemented as follows:

    Banc of America Capital Management, LLC (BACAP) is replacing Banc of America Advisors, LLC (BA Advisors) as the investment adviser to the Portfolios. As a result of this transition, BACAP no longer serves as sub-adviser to any Portfolios and all references to BA Advisors as the investment adviser to the Portfolios should be replaced throughout the prospectuses, as appropriate, with BACAP. All fees previously paid to BA Advisors for advisory services are paid to BACAP and are unchanged. All disclosures throughout the prospectuses providing background information about BACAP in the context of its role as sub-adviser now should be applied to BACAP's role as primary investment adviser.

    BA Advisors is changing its name to BACAP Distributors, LLC (BACAP Distributors) and is replacing Stephens Inc. (Stephens) as the Portfolios' distributor. BACAP Distributors is a registered broker/dealer located at One Bank of America Plaza, Charlotte, North Carolina 28255. BACAP Distributors, an affiliate of the Portfolios, is a wholly-owned subsidiary of Bank of America, N.A., which is owned by Bank of America Corporation. All references to Stephens as distributor throughout the prospectuses should be replaced with BACAP Distributors accordingly.

    BA Advisors and Stephens are no longer co-administrators of the Portfolios, and BACAP Distributors is the Portfolios' sole administrator. The fees paid to BACAP Distributors as sole administrator are the aggregate fees previously paid to BA Advisors and Stephens as co-administrators. All references to Stephens and BA Advisors in their roles as co-administrators throughout the prospectuses should be replaced with BACAP Distributors accordingly.